UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 6, 2004

SELECTICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-26130	77-0432030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 West Plumeria Drive
San Jose, CA 95134
(408) 570-9700

(Addresses, including zip code, and telephone numbers,
including area code, of principal executive offices)

Item 5. Other Events.

     The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

     Attached hereto as Exhibit 99.1 and incorporated herein by reference is the text of the press release Selectica, Inc. (the “Company”) issued on January 6, 2004. In its press release, the Company announced that David Achim has been appointed Senior Vice President of Worldwide Sales and that Mr. Achim replaces Patrick McCarthy, who will be leaving the Company in mid-January to take a hiatus in his career while attending to family issues.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit	Description

Exhibit 99.1	Press Release of Selectica, Inc. dated January 6, 2004, furnished in accordance with Items 5 and 12 of this Current Report on Form 8-K.

Item 12. Results of Operations and Financial Condition.

     Attached hereto as Exhibit 99.1 and incorporated herein by reference is the text of the press release the Company issued on January 6, 2004. In its press release, the Company announced its preliminary financial results for the third quarter ended December 31, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: January 9, 2004	By:	/s/ Stephen Bennion

Stephen Bennion
Interim Chief Executive Officer,
Executive Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

Exhibit 99.1	Press Release of Selectica, Inc. dated January 6, 2004, furnished in accordance with Items 5 and 12 of this Current Report on Form 8-K.